(The Jensen Portfolio Logo)

                                 ANNUAL REPORT
                                  May 31, 1998


LETTER FROM THE INVESTMENT ADVISER

Dear Fellow Shareholders:

  According to Fortune Magazine, Bill Gates and Warren Buffett addressed 350 business students from the University of Washington following Microsoft's annual conference for CEO's last May. Apart from being among the world's wealthiest people, the two have a number of interests in common as evidenced by their month-long trip to China and frequent games of bridge. Interestingly Mr. Buffett's investment company, Berkshire Hathaway, does not own any shares in Microsoft -- especially after having said Mr. Gates explained the company to him. (The article did not disclose whether or not Mr. Gates owned shares in Berkshire.)

  The reason why Microsoft is not in the Berkshire portfolio came up during the question and answer period. Mr. Buffett was asked to describe his investment strategy. He replied it was simple. Financial assets are expected to return cash to the investor over time. Hence any investment is worth the cash that it returns to the investor, discounted to its present value. A 30-year Treasury bond is worth the present value of all future interest payments plus the eventual return of principal. A share of common stock is worth all future dividend payments plus the value received upon the liquidation of shares of the company. This is not new to Warren Buffett nor unique to him. Investment bankers use this type of appraisal in their merger and acquisition work; it is simple because it applies to any financial asset from The Jensen Portfolio to the mom and pop grocery store down the street.

  That said, it is not a wildly popular way to select securities because the investor must find companies whose future business performance can be reasonably estimated. That is, businesses that will not significantly change over the next five or ten years. Microsoft, as Mr. Gates admits, must change significantly -- perhaps several times during the next decade. Even so, the process is arduous. For example, the investor must estimate how many drinks of Coca-Cola will be poured each year going forward and deduce the company's revenues and net income from those estimates. While a company's past business performance may give clues to future performance, the cold truth is that Coca-Cola's market price today will have to be earned by its future business performance and its past performance belongs to history.

  Using a discounted cash flow basis for investment involves some disciplines:

  o The investor must select companies whose businesses are reasonably predictable in order to calculate future cash flows. This eliminates investment in industries that are notably cyclical such as chemicals, autos and papers. The complexity of estimating future business conditions in companies that are rapidly changing, which is Mr. Buffett's problem with Microsoft, make the calculation too improbable. In estimating future cash flows, for example, it is more likely that estimates will be more rational with the Coca-Cola's of the world rather than the Internet's Yahoo.

  o A belief that in the long-term the cash earnings a business generates will be reflected in its share price. Using earnings per share as a proxy for cash earnings, according to Value Line Investment Survey, Merck's earnings have increased annually at a 19% rate over the past ten years. Based on average annual prices plus dividends, an investor in Merck shares would have earned a 22.7% return. (The somewhat higher market return may reflect investor's exuberance for common stocks in 1997.)

  This should not suggest that forecasting business performance produces precise answers. During the past year, the strength of the dollar against foreign currencies, the Asian crisis, and the under-$1,000 computer all are among today's laundry list of worries. They are important because in the short term they may affect business performance and in turn market performance. Worries determine how well investors sleep at night. In their depression, investors often forget that the function of corporate management is to react and plan around the inevitable shocks and surprises. It is also likely that many of these concerns are temporal (remember the Gulf War, OPEC and Japan) and will be replaced by others which will be inevitably considered more dire in due course. The three best and worst Portfolio performers help illustrate how current events affected market values.

  NORDSON (-14.1%) has averaged an 18.0% annual return (including dividends) during the ten-year period from 1988-1997. The company has recently been affected by twin concerns: the weak economy in Japan and the strength of the dollar. Nordson's products are principally manufactured in the United States -- equipment that applies sealant, coatings and paints to everything from automobiles to disposable diapers. Since Japan is the world's second largest economy and therefore an important customer to Nordson, its current economic malaise has negatively effected the company's revenues. Secondly, since most of Nordson's products are purchased outside of North America, the strong dollar resulted in their products being more expensive. To illustrate, the table below shows Nordson's earnings as reported compared to their earnings on a "currency neutral" basis. As disappointing as Nordson's market performance was, there is a flip side: owning an outstanding company at a reasonable price when Japan's economy and the currency cycle turns in their favor.

                  1994      1995      1996      1997         1998
                 -----     -----     -----     -----        -----
Earnings
as reported       2.45      2.84      2.92      2.85      Est. 3.05
Earnings,
currency
neutral           2.45      2.64      3.02      3.22      Est. 3.45

  NIKE'S (-13%) difficulties -- other than with the unfortunate press provided by the local newspaper, The Oregonian -- stemmed from the company's past success. Demand by retailers globally (including Japan) for their products in 1995 and 1996 was intense and the company attempted to fulfill their orders. The consumer demand unfortunately did not meet the retailers' hopes. One example of the ensuing glut of product on the market was in Japan where there was an excess of 2,000,000 pairs of shoes. Nike has reported that the excess supply of shoes is diminishing rapidly and the press has reported that Nike's new lines are very exciting. Nike continues to be the industry leader and has a tradition of creating value for its long-term holders. Over the past ten years, its average annual total return is 46 percent.

  INTEL (-5.5%) During the past 12 months, the Asian crisis and the under- $1,000 computer effected Intel's performance. Some 25 percent of all personal computers are purchased in Asia where the devaluation of currencies resulted in pricing personal computers out of reach. Although Intel supplies the under- $1,000 computer market, the company's strengths and profit margins rest in the higher-end microprocessors needed to operate new software programs and speed-up Internet functions. Intel's financial position and market share indicate that it will continue to dominate its rapidly growing industry.

  In a way, the market performance of the three issues rising the most represent as much concern as the poorest performing three. Discounting future cash flows relies upon the relationship between increasing net income and increases in price. Over-performance, as well as under-performance, is disconcerting. For the record:

  MEDTRONICS (+50.9%) is the world's largest manufacturer of implantable biomedical devices. Demographics and a very productive research and development program are hallmarks of the company. Although Medtronics is a large company with $2 1/2 billion in sales, the company is rumored to be an acquisition target of Johnson and Johnson.

  SARA LEE (+46.3%) markets branded consumer products including Hillshire
Farms, Jimmy Dean, Ball Park, L'Eggs, Kiwi, Bali, Champion, Playtex and Coach. In late December, the Company decided to restructure by selling off a substantial number of its capital-intensive manufacturing facilities. In turn it will contract production from outside vendors. The cash generated from facility sales will be used to repurchase shares.

  GANNETT (+45.4%) continues to narrow its focus on newspaper and TV stations. Last year, Gannett acquired Metromedia and sold its billboard operations and home security systems. The company publishes 87 daily newspapers including the now profitable USA Today; 20 network affiliated TV stations and serves 476,000 subscribers with Cable TV. Increasing subscription and advertising revenues offset increasing newsprint prices.

  Looking forward, the year ahead will offer investment challenges beyond the normal fare. The independent Congressional Budget Office just projected a federal surplus of $63 billion for the current year, up from a January 1998 projected deficit of $8 billion. The 1998 surplus will be the first since 1969 that turned out to be only a nominal, one-year respite. If policies stay unchanged, the CBO projected that the surplus will rise each year to $251 billion by 2008. The CBO's projections are all the more interesting because they used conservative estimates of growth, inflation and interest rates.

  As the economy stands now, inflation is nominal, unemployment near a 30-year low and the economy cooking along at a 3.6 percent growth rate. With such good news, there are excesses. It is a time when an Internet bookseller's shares rose from $12 to $143 in 52 weeks; at its $113 current price, the company is selling at 8 times 1999's estimated sales. In the first quarter, the company lost $9 million, up $3 million loss of the year-earlier comparable quarter. According to The Wall Street Journal, it is a time when there is a parallel trend among US lenders to discard caution and embrace risk. The Journal cited that outstanding loans to 'subprime' borrowers with subprime credit histories surpassed a record $300 billion last year. Our strategy in this environment is to continue to select companies of high quality and earnings consistency. While they may not offer the excitement of the next new idea, we believe they offer the best opportunity to survive the next unknown economic turn down the road.

Sincerely,

/s/ Val Jensen

Val Jensen
President, Jensen Investment Management



                              THE JENSEN PORTFOLIO
                         TOTAL RETURNS VS. THE S&P 500

DATE           THE JENSEN PORTFOLIO     S&P 500 STOCK INDEX
8/3/92               $10,000                  $10,000
11/30/92              10,360                   10,283
5/31/93                9,428                   10,885
11/30/93               9,233                   11,321
5/31/94                8,991                   11,348
11/30/94               9,115                   11,440
5/31/95               10,325                   13,640
11/30/95              11,643                   15,671
5/31/96               12,818                   17,519
11/30/96              14,611                   20,037
5/31/97               15,709                   22,672
11/30/97              17,340                   25,751
5/31/98               18,581                   29,629

FOR THE PERIOD ENDING MAY 31, 1998

                                        ANNUALIZED
                          ONE YEAR   SINCE INCEPTION
THE JENSEN PORTFOLIO:      18.28%         11.21%
S&P 500 STOCK INDEX:       30.68%         20.48%

THE S&P 500 STOCK INDEX IS AN UNMANAGED BUT COMMONLY USED MEASURE OF COMMON STOCK TOTAL RETURN PERFORMANCE. THIS CHART ASSUMES AN INITIAL GROSS INVESTMENT OF $10,000 MADE ON 8/3/92 (INCEPTION). RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS. PAST PERFORMANCE IS NOT PREDICATIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE DIRECTORS AND SHAREHOLDERS OF THE JENSEN PORTFOLIO, INC.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Jensen Portfolio, Inc. (the
Fund), an investment company, at May 31, 1998, and the results of its operations and the changes in its net assets for the years ended May 31, 1998 and 1997, and the financial highlights for each of the three years in the period ended May 31, 1998, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. The financial statements of the Fund as of May 31, 1995, were audited by other auditors whose report dated June 21, 1995, expressed an unqualified opinion on those statements. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned as of May 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS, LLP

Portland, Oregon
July 2, 1998

STATEMENT OF ASSETS & LIABILITIES
May 31, 1998

ASSETS:
Investments, at value (cost $13,156,341)         $19,932,030
Income receivable                                     14,108
Prepaid expenses                                         871
               ---------------------------------------------
               TOTAL ASSETS                       19,947,009
                                                  ----------
LIABILITIES:
Payable to investment adviser                          8,502
Payable to directors                                  15,988
Accrued expenses                                      22,146
               ---------------------------------------------
               TOTAL LIABILITIES                      46,636
                                                  ----------

NET ASSETS                                       $19,900,373
                                                 -----------
                                                 -----------

NET ASSETS CONSIST OF:
Capital stock                                    $13,215,364
Unrealized appreciation on investments             6,775,689
Undistributed net investment income                   12,485
Undistributed net realized loss                    (103,165)
               ---------------------------------------------
               TOTAL NET ASSETS                  $19,900,373
                                                 -----------
                                                 -----------
NET ASSET VALUE PER SHARE, 1,179,441
  SHARES OUTSTANDING (100,000,000 SHARES
  AUTHORIZED, $.001 PAR VALUE)                        $16.87
                                                     -------
                                                     -------


                       See notes to financial statements.

SCHEDULE OF INVESTMENTS
May 31, 1998

Number of Shares                                          Market Value
----------------                                          ------------

             COMMON STOCK 97.55%
             BANKS 7.30%
     7,000   State Street Corporation                     $    482,563
    16,000   Wilmington Trust Corporation                      970,000
                                                          ------------
                                                             1,452,563
                                                          ------------
             BEVERAGES 3.94%
    10,000   The Coca-Cola Company                             783,750
                                                          ------------
             CHEMICAL SPECIALTY 6.22%
    12,500   Nalco Chemical Company                            468,750
    28,000   WD-40 Company                                     768,250
                                                          ------------
                                                             1,237,000
                                                          ------------
             COMPUTER SOFTWARE SERVICES 7.64%
    11,000   Adobe Systems Incorporated                        439,312
    17,000   Automatic Data Processing, Inc.                 1,081,625
                                                          ------------
                                                             1,520,937
                                                          ------------
             DRUGS 4.53%
     7,700   Merck & Company, Inc.                             901,381
                                                          ------------
             ELECTRICAL EQUIPMENT 5.45%
    13,000   General Electric Company                        1,083,875
                                                          ------------
             FOOD PROCESSING 4.59%
    15,500   Sara Lee Corporation                              912,563
                                                          ------------
             HOUSEHOLD PRODUCTS 5.03%
    12,000   Clorox Company                                  1,002,000
                                                          ------------
             INDUSTRIAL SERVICES 9.14%
    50,000   Equifax Inc.                                    1,818,750
                                                          ------------

             MACHINERY 3.54%
    15,500   Nordson Corporation                               705,250
                                                          ------------
             MEDICAL SUPPLIES 17.72%
    18,000   Abbott Laboratories                             1,335,375
    24,000   Medtronic, Inc.                                 1,335,000
    21,000   Stryker Corporation                               855,750
                                                          ------------
                                                             3,526,125
                                                          ------------
             NEWSPAPERS 4.97%
    15,000   Gannett Company, Inc.                             989,062
                                                          ------------
             PRECISION INSTRUMENTS 4.20%
    16,000   Dionex Corporation # <F1>                         836,000
                                                          ------------
             SEMICONDUCTORS 3.59%
    10,000   Intel Corporation                                 714,375
                                                          ------------
             SHOE INDUSTRY 4.62%
    20,000   Nike, Inc. -- Class B                             920,000
                                                          ------------
             TELECOMMUNICATIONS 5.07%
    14,733   Reuters Holdings
               PLC -- ADR                                    1,009,210
                                                          ------------
             Total Common Stock
             (Cost $12,637,152)                             19,412,841
                                                          ------------

Principal Amount
----------------

             SHORT-TERM INVESTMENTS 2.61%

             VARIABLE RATE DEMAND NOTES* <F2> 2.61%
  $283,588   Johnson Controls, Inc.,
               5.2534%                                         283,588
   235,601   Pitney Bowes, Inc.,
               5.2534%                                         235,601
                                                          ------------
             Total Short-Term Investments
             (Cost $519,189)                                   519,189
                                                          ------------
             Total Investments 100.16%
             (Cost $13,156,341)                             19,932,030
                                                          ------------
             Liabilities, Less Other
               Assets (0.16%)                                  (31,657)
                                                          ------------
             NET ASSETS 100.00%                            $19,900,373
                                                          ------------
                                                          ------------

#<F1>Non income producing security.
*<F2>Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rate changes periodically on specified dates. The rate is as of May 31, 1998.

                       See notes to financial statements.


STATEMENT OF OPERATIONS
Year Ended May 31, 1998

INVESTMENT INCOME:
Dividends (net of foreign taxes
  withheld of $2,729)                             $  392,597
Interest                                              37,911
                                                 -----------
                                                     430,508
                                                 -----------
EXPENSES:
Investment advisory fees                              87,402
Shareholder servicing and accounting                  28,464
Professional fees                                     13,844
Directors' fees and expenses                          16,910
Amortization of deferred organizational expenses       2,454
Administration fees                                   16,736
Reports to shareholders                                3,432
Federal and state registration fees                    4,948
Custody fees                                           4,002
Other                                                  1,079
                                                 -----------
                Total expenses                       179,271
                                                 -----------
NET INVESTMENT INCOME                                251,237
                                                 -----------
REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS:
Net realized gain on investment transactions         592,609
Change in unrealized appreciation
  on investments                                   1,930,938
                                                 -----------
Net gain on investments                            2,523,547
                                                 -----------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                       $2,774,784
                                                 -----------
                                                 -----------
                       See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                           Year Ended       Year Ended
                                          May 31, '98       May 31, '97
                                          ------------     ------------
OPERATIONS:
 Net investment income                      $ 251,237       $   75,658

 Net realized gain on
   investment transactions                    592,609           48,074

 Change in unrealized appreciation
    on investments                          1,930,938        2,435,266
                                          -----------      -----------

 Net increase in net assets
   resulting from operations                2,774,784        2,558,998
                                          -----------      -----------

CAPITAL SHARE TRANSACTIONS:
 Shares sold                                4,033,672        2,414,861

 Shares issued to holders in
   reinvestment of dividends                  482,999           79,511

 Shares redeemed                           (1,247,161)      (1,699,617)
                                          -----------      -----------
 Net increase                               3,269,510          794,755
                                          -----------      -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income                       (250,304)         (89,436)
 In excess of net investment income #<F3>          --          (10,260)
 From net realized gains                     (404,704)              --
                                          -----------      -----------
 Total dividends and distributions           (655,008)         (99,696)
                                          -----------      -----------

INCREASE
 IN NET ASSETS                              5,389,286        3,254,057

NET ASSETS:
 Beginning of year                         14,511,087       11,257,030
                                          -----------      -----------

 End of year (including undistributed
   net investment income of $12,485
    and $9,098, respectively)             $19,900,373      $14,511,087
                                          -----------      -----------
                                          -----------      -----------

#<F3>On a tax basis, this is not a return of capital.

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS

                                        YEAR ENDED       YEAR ENDED        YEAR ENDED       YEAR ENDED        YEAR ENDED
Per Share Data:                        MAY 31, '98       MAY 31, '97      MAY 31, '96       MAY 31, '95      MAY 31, '94
                                      --------------   --------------    --------------    -------------    --------------
Net asset value,
  beginning of period                     $14.78           $12.16             $9.94            $8.80             $9.36

Income from investment
  operations:
  Net investment income                     0.23             0.10              0.15             0.14              0.13
  Net realized and unrealized
     gains (losses) on investments          2.46             2.63              2.23             1.15             (0.56)
                                          ------           ------            ------           ------            ------
  Total from investment
     operations                             2.69             2.73              2.38             1.29             (0.43)
                                          ------           ------            ------           ------            ------
Less distributions:
  Dividends from net investment
    income                                 (0.23)           (0.10)           (0.15)            (0.15)            (0.13)
  Distribution in excess of net
    investment income                         --            (0.01)           (0.01)               --                --
  From net realized gains                  (0.37)              --                --               --                --
                                          ------           ------            ------           ------            ------
                                           (0.60)           (0.11)           (0.16)            (0.15)            (0.13)
                                          ------           ------            ------           ------            ------
Net asset value,
  end of period                           $16.87           $14.78            $12.16            $9.94             $8.80
                                          ------           ------            ------           ------            ------
                                          ------           ------            ------           ------            ------

Total return                              18.28%           22.56%            24.14%           14.84%           (4.64)%

Supplemental data and ratios:
  Net assets,
     end of period                   $19,900,373      $14,511,087       $11,257,030       $9,859,630        $8,808,717

  Ratio of expenses to
    average net assets(1)<F4>              1.02%            1.32%             1.20%            1.20%             1.13%

  Ratio of net investment income to
    average net assets(1)<F4>              1.44%            0.61%             1.23%            1.48%             1.36%

  Portfolio turnover rate                 20.80%           24.50%            47.93%           11.27%             5.26%

  Average commission rate paid           $0.0185           $0.0196          $0.0198


(1)<F4> Without expense waivers or voluntary reimbursements of $4,043 for the year ended May 31, 1997, $30,602 for the year ended May 31, 1996, $50,889 for the year ended May 31, 1995 and $54,481 for the year ended May 31, 1994, the ratio of expenses to average net assets would have been 1.35%, 1.49%, 1.75% and 1.72%, respectively, and the ratio of net income to average net assets would have been 0.58%, 0.94%, 0.93% and 0.77%, respectively. For the year ended May 31, 1998 the ratio of expenses to average net assets was less than the annual expense limit.

                       See notes to financial statements.

NOTES TO THE FINANCIAL STATEMENTS
May 31, 1998

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Jensen Portfolio, Inc. (the "Fund") was organized as an Oregon Corporation on April 17, 1992, and is registered as an open-end, nondiversified management investment company under the Investment Company Act of 1940. The principal investment objective of the Fund is long-term capital appreciation. The Fund issued and sold 10,000 shares of its capital stock at $10 per share on June 29, 1992 ("initial shares"). The Fund commenced operations on August 3, 1992.

Jensen Investment Management, Inc. (the "Investment Adviser") has advanced the Fund $56,604 to cover costs in connection with the organization, initial registration and public offering of shares. The Fund has reimbursed these costs under a five-year amortization schedule. The total organizational costs of $57,854 (which includes both costs advanced by the Investment Adviser and costs paid directly by the Fund) were completely amortized in August 1997.

The following is a summary of significant accounting policies consistently followed by the Fund.

a) Investment Valuation - Securities that are listed on United States stock exchanges are valued at the last sale price on the day the securities are valued or, if there has been no sale on that day, then at the average of the last available bid and ask prices. Quotations are taken from the market in which the security is primarily traded. Over-the-counter securities are valued at the last sale price on the day the securities are valued, or if there has been no sale on that day, then at the average of the current bid and ask prices. Securities for which market quotations are not readily available are valued at fair value as determined by the Investment Adviser at or under the direction of the Fund's Board of Directors. There were no securities valued by the Board of Directors for the fiscal year ending May 31, 1998. Variable rate demand notes are valued at cost which approximates market value. Notwithstanding the above, fixed-income securities may be valued on the basis of prices provided by an established pricing service when the Board believes that such prices reflect market values.

b) Federal Income Taxes - No provision for federal income taxes has been made since the Fund has complied to date with the provisions of the Internal Revenue Code applicable to regulated investment companies and intends to continue to so comply in the future and to distribute substantially all of its net investment income and realized capital gains in order to relieve the Fund from all federal income taxes.

c) Distributions to Shareholders - Dividends from net investment income are declared and paid quarterly by the Fund. Distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. The Fund's primary financial reporting and tax difference relates to the differing treatment for the amortization of deferred organization expenses. Permanent financial reporting and tax differences are reclassified to capital stock.

d) Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

e) Other - Investment and shareholder transactions are recorded on trade date. Gains or losses from the investment transactions are determined on the basis of identified carrying value. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. The Fund has investments in short-term variable rate demand notes, which are unsecured instruments. These notes may present credit risk to the extent the issuer defaults on its payment obligation. The credit-worthiness of the issuer is monitored, and these notes are considered to present minimal credit risk in the opinion of the Investment Adviser.

2.   CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

                                         Year Ended     Year Ended
                                        May 31, '98     May 31, '97
                                       --------------  -------------
Shares sold                                245,342        178,249
Shares issued to holders in
   reinvestment of dividends                29,293          6,168
Shares redeemed                            (77,187)      (128,324)
                                          --------       --------
Net increase                               197,448         56,093
                                          --------       --------
                                          --------       --------

3.   INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, by the Fund for the year ended May 31, 1998, were $6,061,379 and $3,509,982, respectively.

At May 31, 1998, gross unrealized appreciation and depreciation of investments were as follows:

Appreciation                            $7,377,391
(Depreciation)                            (601,702)
                                        ----------
Net appreciation on investments         $6,775,689
                                        ----------
                                        ----------

At May 31, 1998, the cost of investments for federal income tax purposes was $13,156,341.

At May 31, 1998, the Fund had an accumulated net realized capital loss carryover of $103,165 expiring in 2003. To the extent the Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover.

4.   INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Fund has entered into an Investment Advisory and Service Contract with Jensen Investment Management, Inc. Pursuant to its advisory agreement with the Fund, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.50% as applied to the Fund's daily net assets.

Certain officers and directors of the Fund are also officers and directors of the Investment Adviser.

Firstar Trust Company, a subsidiary of Firstar Corporation, a publicly held bank holding company, serves as custodian, transfer agent, administrator and accounting services agent for the Fund.

5.   EXPENSE GUARANTEE

In order to limit the Fund's expenses, the Investment Adviser has guaranteed that certain expenses payable by the Fund (including, but not limited to, management fees, legal, audit, custodial, printing and other regular Fund expenses, but excluding brokerage commissions, taxes, interest, organizational costs and other expenses that are capitalized, and all extraordinary items such as litigation or indemnification expenses) will not exceed specified levels in any fiscal year. If the Fund's regular operating expenses exceed the applicable limit specified below (expressed as a percentage of average daily net assets on an annual basis), the Investment Adviser will reduce its management fee, or reimburse the Fund, in an amount equal to the excess:

           Average Daily Net                             Annual
          Assets for the Year                        Expense Limit
          -------------------                        -------------
          $100,000 -  $10,000,000                        2.00%
          $10,000,001 - $15,000,000                      1.75%
          $15,000,001 - $25,000,000                      1.50%
          $25,000,001 - $50,000,000                      1.25%
          $50,000,001 - $100,000,000                     1.00%
          $100,000,001 and above                         0.75%

In addition, the Investment Adviser has voluntarily agreed to reimburse the Fund for its expenses or waive management fees during fiscal 1998 in order to keep regular operating expenses at no more than 1.40%. Any reduction in management fees or reimbursement of expenses by the Investment Adviser required pursuant to the above expense guarantee will be computed and accrued daily, paid monthly and adjusted annually on the basis of the Fund's average daily net assets for the year.

6.   DISTRIBUTIONS

On June 30, 1998 an ordinary income dividend of $0.01340547 per share aggregating $15,942 was declared. The distribution was paid on June 30, 1998 to shareholders of record on June 29, 1998.

END OF NOTES TO THE FINANCIAL STATEMENTS

Effective December 13, 1995, Deloitte & Touche, L.L.P. ("Deloitte") resigned as the Fund's independent accountants. For the years ended May 31, 1994 and 1995, Deloitte expressed an unqualified opinion on the Fund's financial statements. There were no disagreements between Fund management and Deloitte prior to their resignation. On December 13, 1995, the Board of Directors of the Fund approved the appointment of Coopers & Lybrand L.L.P (effective July 1, 1998 PricewaterhouseCoopers LLP) as the Fund's independent accountants. The Fund has received a letter from Deloitte addressed to the Securities and Exchange Commission stating that Deloitte agrees with the above statements (other than the statement with respect to the approval of the Board of Directors, as to which Deloitte expresses no knowledge).

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